UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024.

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Common Stock Warrant

On June 18, 2024, a Warrant to Purchase Common Stock (the “Warrant”) was executed which certifies that Ayna.AI LLC (the “Purchaser”) is entitled to purchase 6,000,000 fully paid and nonassessable shares of Common Stock (the “Shares”) of Complete Solaria, Inc. (the “Company”) at the exercise price per share of $0.01, subject to the provisions and upon the terms and conditions set forth in the Warrant. The issuance of this Warrant by the Company to the Purchaser is in satisfaction of the compensation owed by the Company to the Purchaser for the Company under the terms of the Statement of Work, signed May 21, 2024 (and effective as of March 12, 2024), as incorporated into the Master Services Agreement, dated March 12, 2024. Under the Master Services Agreement and Statement of Work, the Purchaser will provide services in connection with the return of the Company to cash-flow positive performance.

The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by the terms and conditions of the Warrant, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing description of the Statement of Work does not purport to be complete and is qualified in its entirety by the terms and conditions of the Statement of Work, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Form of Common Stock Warrant (2024)
10.2	Form of Statement of Work (2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2024	Complete Solaria, Inc.

	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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